LEASE FOR MINERAL RIGHTS


                               MATERIAL LICENSE
                               ----------------

      THIS AGREEMENT is made as of the 18th day of June, 1996, by and between PORTION OMITTED - CONFIDENTIAL TREATMENT hereinafter called "Licensor," and INDUSTRIAL FABRICATIONS AND REPAIR, INC., a Tennessee corporation, hereinafter called "Licensee".

                                 WITNESSETH:

I . LICENSEE. Licensor hereby permits Licensee, subject to the provisions hereof. to enter upon all of PORTION OMITTED - CONFIDENTIAL TREATMENT hereinafter referred to as "Premises," in the County PORTION OMITTED CONFIDENTIAL TREATMENT, State of PORTION OMITTED - CONFIDENTIAL TREATMENT for the sole purpose of excavating and removing therefrom PORTION OMITTED - CONFIDENTIAL TREATMENT hereinafter referred to as "Material," which is found actually on the surface and for no other purpose.

      1.1 During the term of this License as set forth in Section 2 hereof, Licensee shall have the exclusive right to excavate and remove the Material from the Premises, except for such exclusive right, Licensee's right to use the Premises is nonexclusive, and Licensor and its nominees shall have the right to enter and use the Premises for any purpose that will not unreasonably interfere with the rights granted to Licensee under this License.

      1.2 Licensee shall furnish Licensor with photographs of the Premises (i) prior to excavating and removing therefrom any Material, and (ii) upon expiration of this Agreement.

      1.3 Licensee agrees not to create or permit the existence of any open pits or shafts on the Premises.

      1.4 This License is revocable by Licensor as provided in Section 2 hereof Licensee agrees that Licensor shall not be estoppel to revoke this License, notwithstanding any expenditure, regardless of amount, that may be incurred by Licensee with respect to the Premises. Licensee further agrees that Licensee shall not contest Licensor's right to revoke this License.

2.    TERM.     The term of this License shall be for five (5) years, commencing on June 15, 1996 and ending on June 14, 2001 (the "Initial Term"), unless sooner terminated as provided herein.

      2.1  Provided  (i)  Licensee  is not in  default  under the  terms of this



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License  either at the time this option is exercised or at the  commencement  of the Extension Term (as hereinafter defined), and (ii) Licensor has not given more than two (2) notices of default in any twelve (12) month period of nonpayment of monetary obligations, Licensee may elect to extend the term of this License for one (1) additional five (5) year term, commencing June 1, 2001 (the "Extension Term') by delivering to Licensor at least one hundred twenty
(120) day before the end of the Initial Term a written notice of such election. The Extension Term shall be subject to all the terms and conditions of this License, except that the minimum and actual royalties for Material removed from the Premises during the Extension Term shall be subject to increase pursuant to
Section 3.4 below.

3. ROYALTY. Licensee agrees to pay to the Licensor at File PORTION OMITTED CONFIDENTIAL TREATMENT the sum Thirty Thousand Dollars ($30,000.00) per annum, payable in advance as minimum royalty, which shall be credited as payment on account of the actual royalties to be paid by Licensee to Licensor hereunder for the amount of Material removed from the above-described Premises. Licensee agrees to pay to Licensor actual royalties for Material removed from the Premises at the rate of Thirty Dollars ($30.00) per ton.

      3.1 After all the minimum royalty, payment for the term hereof has been credited against the actual royalties due and payable to Licensor hereunder, Licensee shall thereafter pay to Licensor, within twenty (20) days after the expiration of each and every calendar month during the period this agreement remains in effect, any and all additional, actual royalties due and payable to Licensor hereunder at the rates hereinabove provided for.

      3.2 Licensee shall furnish to Licensor not later than the twentieth (20) day of each calendar month, during the period this agreement remains in effect, a statement in writing, in the form attached hereto as Exhibit "A," setting forth the weight or volume of Material removed from the Premises. The statement shall be accompanied by copies of sale receipts or weight certificates for all Material removed, together with a draft, payable to Licensor, for the proper amount of royalty due Licensor. If no Material is removed, a statement to that effect shall be furnished to Licensor.

      3.3 Licensee shall keep a complete and true account and record of Material removed from the Premises. Licensee shall permit authorized representatives of Licensor to examine such accounts and records from time to time.

      3.4 In the event Licensee exercises its option to extend the term of this License in accordance with the provisions of Section 2.1 hereof, Licensor may increase the minimum and actual royalties payable during the Extension Period



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as provided herein. Licensor may give Licensee notice of an intended revision in the minimum and actual royalties (the "Revision Notice") at any time after Licensor's receipt of Licence's notice of election to extend the Initial Term of this agreement. Licensor shall endeavor, but shall not be obligated, to deliver the Revision Notice at least thirty (30) days prior to the commencement of the Extension Term. Licensee shall give written notice of its acceptance or rejection of the revised royalties within twenty (20) days of its receipt of the Revision Notice. If Licensee fails to give such written notice in a timely manner, Licensee shall be conclusively deemed to have accepted the revised royalties as set forth in the Revision Notice. If Licensee gives timely written notice of its rejection of the proposed revised royalties, Licensor and Licensee shall have thirty (30) days within which to attempt to agree on the revised royalties for the Extension Term and the parties shall meet and confer as reasonably necessary. If the parties are able to agree on the revised royalties, the revised royalties shall take effect on the first (St.) day of the Extension Term, regardless of the date on which such agreement is reached. If the parties are unable to agree within said thirty (30) day period, this License shall automatically terminate and neither party shall have any further rights or obligations hereunder except for obligations, of indemnity or otherwise, arising out of any act, omission, or event occurring prior to the termination of this License. In no event shall the minimum royalty payable for the Extension Term be less than the minimum royalty amount payable for the Initial Term.

4. EXPENSES OF LICENSEE. Licensee shall pay, in addition to royalty, the costs and expenses listed below:

      4.1 TERM. Licensee shall pay, before they become delinquent, all charges, fees, taxes and assessments imposed on the Premises by reason of Licensee's activities or any improvement or personal property located on the Premises by or on behalf Licensee, and any and all production or severance taxes computed or based ,upon production or removal by Licensee of earth, rock and gravel from the Premises. Licensor may pay such charges, fees, taxes or assessments, and any penalties and interest thereon, and such payments will be repaid by Licensee on demand.

      4.2 Licensee shall pay, in addition to all other charges hereunder, any privilege, sales, gross income or other tax (other than tax on net income) imposed on Licensee or measured by amounts to be paid by Licensee hereunder.

      4.3 UTILITIES. Licensee agrees to pay all water service charges and water standby charges on, or assessed against, the Premises as a result of Licensee's exercise of this License. Licensee agrees to pay for all utilities installed at Licensee's request and for all utility services furnished to Licensee on the Premises.




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      4.4   OTHER EXPENSES.  In addition to the taxes and utilities is described above, and unless otherwise specified herein, Licensee shall bear the sole risk and pay all costs and expenses of whatever kind and nature which arise from this License, including, without limitation, expenses to, reconstruct, alter, repair and maintain any improvements or personal property located on the Promises by or on behalf of Licensee.

      4.5 INTEREST. Licensee agrees to pay to Licensor interest at the rate of ten percent (I 0%) per annum (based on a 360-day year), or at the highest rate permitted by law, whatever is lower, upon any and all amounts whatsoever due to, Licensor under this License, from the date payment of each such amount is due and owing to Licensor or from tile date of each breach by Licensee of an obligation hereunder, as the case may be, unless such payment is tendered or paid to Licensor within thirty (30) days after the date a payment is due and owing hereunder to Licensor or the date of such breach, as the case may be.

      4.6 REIMBURSEMENT. If Licensor shall have made payments on behalf of Licensee for any costs or expenses incurred herein, Licensee shall reimburse Licensor within ten (10) days from the date amounts for such costs or expenses were incurred. Licensor shall have a lien on any other Licensee-owned property on Licensors property as security for repayment of said amounts and as security for the royalties due to Licensor hereunder.

      5     USE..

      5.1 QUALIFICATIONS ON USE. Licensee shall neither use nor permit any use of the Premises for any purpose other than that set forth in Section I hereof.

      5.2 Licensor represents and warrants to Licensee that Licensor has full rights and authority to grant this License. This License is subject to all easements, leases, liens, conditions, restrictions, encumbrances and claims of title which may affect the Premises. Licensee acknowledges that there may be subterranean facilities on the Premises, notwithstanding the absence of markers, monuments or maps indicating their existence. Licensee accepts the Premises (including, without limitation, Licensor-owned improvements, if any) in their present condition and without any representation or warranty by Licensor as to the condition of such Premises or improvements, and Licensor shall not be responsible for any defect or change of conditions in the Premises or such improvements, any damage occurring thereto or for the existence of any violation of any municipal, county, state or federal law, order, rule, regulation or ordinance.



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      5.3   Licensee,  at its expense,  shall  arrange for the filing of any map required under any subdivision map act and of any environmental impact report required by any governmental body having jurisdiction in the matter.

      5.4 Licensee shall, at its expense, comply with any reclamation requirements imposed by governmental agencies having authority to do so. If any governmental body seeks to impose any conditions on approval of Licensee's use of the Premises, Licensor may terminate this License forthwith if any such condition will affect any other property of Licensor or will affect the Premises after this License is no longer in effect.

      5.5 Licensee shall not (1) explore for, mine, extract or remove any minerals of any kind or character including without limitation oil, natural gas, hydrocarbon substances, geothermal steam, brines or minerals in solution, except Material (2) commit any waste thereon, (3) remove any earth or soil, (4) destroy, cut or remove any timber, trees or firewood standing or lying thereon, or (5) permit others to commit any of said acts. Licensee shall not do or suffer to be done in or upon said Premises any act or thing which is or may be a nuisance. Licensee shall not use or permit others to use the Premises for any unlawful or immoral purposes.

      5.6   The Premises shall not be used for displaying signs and notices.

      5.7 MAINTENANCE AND REPAIR. Licensee shall, at its expense and to the satisfaction of Licensor, keep and maintain the Premises, and any other improvements in good order and repair and in a neat and safe condition, and promptly make all repairs and replacements that may become necessary to the Premises or improvements or appurtenances thereto, whether structural or nonstructural, ordinary or extraordinary. If Licensee shall fail to perform its obligations under this Section 5.7, Licensor may take action to so keep and maintain the Premises mid any improvements or appurtenances thereto, and Licensee shall reimburse Licensor pursuant to Section 4.6 of this License.

      5.8 CONSTRUCTION, ALTERATIONS AND LIENS.. License shall not repair (except for emergency repair), construct, reconstruct or alter any improvements or install any fixtures on the Premises or improvements without Licensor's prior written consent.

      5.9 Licensor has the right to post notices of non responsibility upon the Premises, and to otherwise notify, actually or constructively, any entity or persons supplying services or materials to the Premises that Licensor is not responsible for the cost thereof. Licensee covenants and agrees to hold Licensor and the Premises harmless from any mechanic's or materialmen's liens claimed by any person, firm or corporation employed by or on behalf of Licensee. In the



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event of the  filing of any such  lien,  Licensee  shall  cause  such lien to be released within five (5) days after Licensor's written notice to do so. Licensee shall indemnify and defend Licensor against all liability, cost and expense (including attorney's fees) incurred by Licensor as a result of any such lien.

      5.10. DAMAGE. If any damage is caused to land, or to crops, grass, trees, livestock, improvements, or other property on the Premises, Licensee agrees to promptly repair or pay the full replacement value of such damaged property (regardless of amortization) to Licensor, at Licensor's discretion.

6.    INDEMNIFICATION AND INSURANCE.

      6.1 GENERAL. Licensee agrees to release, hold harmless, indemnify and defend (with counsel approved by Licensor) Licensor from and against all liability, cost and expense (including, without limitation, attorneys' fees, in addition to costs of suit and judgment) for loss of or damage to any property or loss of the use thereof or for injury to or death of any person when arising or resulting from

            (a)   Licensee's breach of any provision of this License, or

            (b) the use of the Premises or improvements by Licensee, its agents, employees, or any third party (other than agent, employee or invitee of Licensor),

whether or not caused or contributed to by the negligence, active or passive or otherwise, of Licensor, its employees, agents, invitees or any other person.

      6.2 ENVIRONMENTAL IMPAIRMENT. Licensee shall, at its expense, comply with all applicable laws, regulations, rules and orders, regardless of when they become or became effective, including, without limitation, those relating to health, safety, noise, environmental protection, reclamation, waste disposal, and water and air quality and furnish satisfactory evidence of such compliance to Licensor upon request.

      6.3 Should any discharge, leakage, spillage, emission, or pollution of any type occur upon or from the Premises due to Licensee's use and occupancy thereof, Licensee, at its expense, shall be obligated to clean all the property affected thereby, whether owned or controlled by Licensor or any third person, to the satisfaction of Licensor (insofar as the property owned or controlled by Licensor is concerned) and any governmental body having jurisdiction there over.

      6.4   Licensee agrees to indemnify, hold harmless and defend (with counsel
approved  by  Licensor)  Licensor  against  all  liability,   cost  and  expense




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(including,  without  limitation,  attorneys'  fees)  incurred  by Licensor as a result of Licensee's breach of this section, or as a result of any discharge, leakage, spillage, emission or pollution due to Licensee's use and occupancy, regardless of whether such liability, cost or expense arises during or after this License is in effect, unless such liability, cost or expense is proximately caused solely by the active negligence of Licensor.

      6.5 "Licensor" . The term "Licensor", as used in this Section 6, includes Licensor, its subsidiaries and affiliates, and the successors and assigns of any of them. Licensee shall pay all amounts due Licensor under this
Section 6 within ten (10) days after any such amounts become due.

      6.6 INSURANCE. Licensee shall maintain insurance as required by the Insurance Rider, attached to this License as Exhibit "B".

7. CONDEMNATION. In the event all or any portion of the Premises shall be taken or condemned for public use (including, conveyance of deed in lieu of or in settlement of condemnation proceedings), this License shall be revoked on the sooner of the order of possession or the date of the final order of condemnation or deed. Licensor shall be entitled to all compensation and damages arising out of such taking or condemnation or sale in lieu thereof and Licensee shall assign to Licensor any and all compensation and damages awarded to Licensee in connection therewith.

8.    TERMINATION OR EXPIRATION.

      8.1 GENERAL Termination, revocation or expiration of this License shall not release either party from liability resulting from an event which occurred prior to such termination, revocation or expiration.

      8.2 SURRENDER OF PREMISES. Upon termination or expiration of this License, Licensee shall discontinue the use of the Premises and, within sixty
(60) days, remove all personal property of Licensee from the Premises. Licensee shall restore the Premises as nearly as possible to the condition in which they existed at the commencement of the License. Property of Licensee not removed from the Premises within sixty (60) days after the termination, revocation or expiration of this License shall become the property of Licensor. Licensee shall leave any quarry or excavation on the Premises in a safe condition, properly sloped and adequately safeguarded against accident to persons and livestock. Licensee shall restore the Premises to conform with all governmental, conservation and reclamation requirements. Licensee agrees to reimburse Licensor for the cost and expense incurred by Licensor in restoration of the Premises and disposing of said property of Licensee not so removed. If Licensee fails to




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surrender  possession  of the Premises  upon  termination  or revocation of this
License (or expiration if Licensor does not consent to holdover), Licensor shall have the right, to the extent permitted by law, to re-enter the Premises and remove Licensee and any person or entity claiming through Licensee from the Premises.

      8.3 In the event Licensee shall cease to use the Premises for the purpose specified in Section I hereof for a period of six (6) consecutive months, or should Licensee fail or refuse to perform or comply with any of the covenants and agreements of Licensee herein contained and such failure continues for a period of sixty (60) days following Licensor's providing written notice thereof to Licensee, or in the case of any assignment or transfer of this License by operation of law, then, and in any such event, Licensor may, at its option, terminate this License by giving fifteen (15) days' written notice of termination to Licensee; provided, however, any waiver by Licensor of any default shall not constitute a waiver of the right to terminate this License for any subsequent default which may occur.

9. DEFAULT. Licensee shall be in default wider this Licensee if Licensee fails or refuses to pay the royalties hereunder or any other amount when due or if Licensee fails or refuses to perform any other covenant or condition.

      9.1 If Licensee fails to cure a default within fifteen (15) days after notice from Licensor to do so, Licensor shall have the right, without further notice and in addition to any other remedies Licensor may have at law or equity, to revoke this License forthwith and to retake possession of the Premises.

IO. NONWAIVER. Licensors failure to enforce or exercise its rights under any term, condition or covenant of this License shall not be construed as a waiver of such rights or such term, covenant or condition. Acceptance of royalties or any other amounts payable hereunder shall riot be deemed a waiver of Licensor's right to revoke this License as provided herein, regardless of when accepted.

11. ATTORNEYS' FEES. If either party takes any steps or brings an action to compel performance of or to recover for breach of any term of this License, the losing party shall pay reasonable attorneys' fees of the prevailing party, in addition to the amount of judgment and costs.

12. PERSONAL NATURE OF LICENSE. This License is personal to Licensee. As such, Licensee has no right to assign this License in whole or in part or sublicense the Premises in whole or in part.

13. NOTICES. Any demands, notices or statements herein requested or required to be given by one party to the other shall be in writing. Delivery of such written notice, demand or statement shall be conclusively taken as sufficient if




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and when delivered in person or deposited in the United States mail,  registered or certified, postage fully prepaid, addressed, if to Licensor, at PORTION OMITTED CONFIDENTIAL TREATMENT and, if to Licensee, at 2415 Sycamore Drive, Knoxville, TN 37921. Either party hereto may by written notice change the address to which such demands, notices or statements may be sent. Licensor may change by written notice the address where payments to Licensor shall be made.

14.   Time is of the essence of this License.

15. ENTIRE AGREEMENT: AMENDMENT, The contents of this License are the entire agreement between the parties, and supersede all written or oral communication between the parties prior to its execution, all understanding and negotiations regarding the same having been merged herein, it being their intention that this be an integrated Agreement. This License may not be modified except by a written agreement signed by both parties.

      IN WITNESS WHEREOF, the parties hereto have executed this agreement in duplicate as of the day and year first herein written.

      LICENSOR:                                 LICENSEE:

      PORTION OMITTED               Industrial Fabrications and Repair, Inc.,
      CONFIDENTIAL TREATMENT               a Tennessee corporation
      By:s/s                                    By: s/s Lester E. Gann
      Title: Vice President                     Title: President